QUEPASA

Merger With

myYearbook

Creates Leading Global Platform for Social Discovery with 86+ Million Web, Mobile, and Social Gaming Users

Investor Presentation

July 2011

Cautionary Note Regarding Forward Looking Statements

Certain information included herein constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained herein, including statements regarding the proposed merger with myYearbook, potential new monthly user growth, monetization potential, the continued rapid release of new games, high margin and growth, our future financial performance, our liquidity, our business strategy and the plans and objectives of management for future operations, are forward-looking statements. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

Important factors that could cause actual results to differ from those in the forward-looking statements include: the possibility that the anticipated benefits from the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions including the failure of Quepasa shareholders to approve the issuance of the shares pursuant to the merger and the failure of the shareholders of Insider Guides to approve the merger; the risk that the Quepasa and myYearbook businesses will not be integrated successfully; and disruption from the merger making it more difficult to maintain business and operational relationships. Further information on our risk factors is contained in our filings with the SEC, including our Form 10-K for the year ended December 31, 2010. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy Quepasa's securities or the solicitation of any shareholder vote or approval. This communication is being made in respect of the proposed transaction involving Quepasa and myYearbook. In connection with the proposed transaction, Quepasa will be filing documents with the SEC, including a registration statement on Form S-4 that will include a proxy statement and prospectus of Quepasa. Before making any voting or investment decision, investors and stockholders are urged to read carefully the proxy statement and prospectus regarding the proposed transaction and any other relevant documents filed by Quepasa with the SEC when they become available because they will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov), by accessing Quepasa's website at www.quepasacorp.com under the heading "Investors" and then under the link "SEC Filings" and from Quepasa by directing a request to Quepasa at Quepasa Corporation, 324 Datura Street, Suite 114, West Palm Beach, FL 33401, Attention: Investor Relations.

Quepasa and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Quepasa's directors and executive officers in its definitive proxy statement filed with the SEC on April 14, 2011. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from Quepasa using the contact information above.

QUEPASA

- **Transaction Overview**
- myYearbook At-A-Glance

Quepasa and myYearbook Overview

QUEPASA
play, flirt and win!

Leading Social Discovery Platform in Latin America

- Scale & User Acquisition Expertise in High-Growth Emerging Markets
- Fast-Growing, Cross-Platform Social Games on Facebook & Orkut
- Publicly Traded (NYSE Amex: QPSA)

myYearbook
Friends. Flirts. Fun.

Leading Social Discovery Platform in U.S.

- #1 Site for Teens[1]
- One of Most Trafficked Sites in the U.S.[2]
- Strong Revenue and EBITDA growth[3]
- Significant Mobile-Social Platform[4]

1 #1 Web Site in comScore Teens category by Minutes, Visits, and Page Views (June 2011)
2 #33 in Page Views of US Web Domains (comScore, June 2011)
3 53% Revenue growth ($23.7mm in 2010 vs. $15.4mm in 2009). 315% EBITDA growth ($4.9mm in 2010 vs. $1.6mm in 2009). EBITDA is a non-GAAP measure
4 Mobile share of daily users increased from 2% of users in January 2010 to 40% of users in June, 2011. 11.5mm mobile game installs on Android

QUEPASA play, flirt and win! + myYearbook Friends. Flirts. Fun.

Combined Quepasa and myYearbook become a Leading, Publicly-Traded Global Platform for Social Discovery

- Rapidly growing audience of **70.9** million registered web users[1]
- Consolidated TTM Revenues of **$33.6** mm[2]; Consolidated TTM EBITDA of **$5.9** mm[2]
- Consolidated Page Views of **2.4** billion per month[1]
- Significant mobile traction:
  - **2.2** million installs of myYearbook for iPhone and Android[1]
  - **11.5** million mobile gaming installs across the Android platform[1]
- Social gaming installs of **2.1** million across Facebook and Orkut[1]
- Experienced social media team of **200+** people with **100+** engineers/product and **23** in Sales group
- Strengths in Social Gaming, Mobile Gaming, Virtual Goods, Video, and Brand Advertising

1 Internal analytics for June 2011
2 Twelve months ending March, 2011; EBITDA is a non-GAAP measure

What Quepasa Means for myYearbook

QUEPASA

QUEPASA
play, flirt and win!


myYearbook
GAMES
Meet Great People Near You!
Join Free with One Click
Select Sex:
Month:
Day:
Year:
Sign Up Free!

Global User Acquisition Expertise

Leverage email platform, deliverability know-how to accelerate growth and drive international expansion of myYearbook

Cross-Platform Monetization Products

Quepasa Games: localized version of Wonderful City for MYYB
Quepasa Contests: self-serve platform sold as MYYB product

Publicly Traded Stock (NYSE Amex)

Currency for Partnerships, M&A, and Recruitment

Potential Impact

- ✓ **Growth:** potential to substantially impact new monthly user growth
- ✓ **Monetization:** strong ARPPU potential from games, Contests as new product for sales force
- ✓ **Goals:** continue rapid release of innovative new games and applications to drive growth

What myYearbook Means for Quepasa

QUEPASA

myYearbook
Friends. Flirts. Fun.

Retention & Monetization Expertise
Leverage myYearbook know-how that has resulted in $1 ARPU[1] per month and leading traffic metrics.

Social Discovery Apps
Port Social Discovery Apps (e.g. Live, Blind Date) to Quepasa and other platforms where relevant

Fast-Growing Mobile-Social Platform
Capitalize on rapidly growing smartphone penetration in Latin American markets


QUEPASA
Sign Up
YOUR PLACE TO PLAY, FLIRT AND WIN!
Sign Up
More entertainment & features
$33.33
MAAWG
OTA

Potential Impact

- ✓ **Retention**: higher % of monthly new registered users becoming repeat visitors
- ✓ **Monetization**: improve ARPU of quepasa.com registered users
- ✓ **Acceleration of Mobile Strategy:** taking myYearbook's successful mobile platform and applications to fast-growing Latin American Markets

1. $1 ARPU (Average Revenue Per User) is the average of web-based monthly active users over 2Q11.

An Accelerated Path toward *Leadership in Social Discovery*

- Creates value by positioning the combined company as a **high-growth, public Leader in social discovery and social media technology**
- Nearly **doubles the size of the existing user base,** while positioning the new company for significantly higher growth:
  - **Globalization** – expand beyond US and Latin America
  - **Mobile** – expand myYearbook Android/iPhone apps to Quepasa user base
  - **Social games** – market Wonderful City and Quepasa Games IP to myYearbook online/mobile users
  - **Advertising** – cross-sell QP Contests and myYearbook Social Theater
  - **Best practices** – email, retention, monetization, cross-promotion
- **Increased market capitalization** enables a new class of investors in the opportunity

Transaction Overview

QUEPASA

- **Transaction:** Merger between Quepasa Corp. and Insider Guides, Inc., representing all of the assets of myYearbook.com.
- **Transaction Value:** $100 million; $82 million in Quepasa common stock and $18 million in cash. The number of shares to be issued will be determined by dividing $82 million by the lesser of (A) $10 per share and (B) the average of (i) $7.57 and (ii) the average closing price on the 20 trading days ending with the trading day three days prior to the closing of the Merger.
- **Share Restriction/Lockup:** 30% of shares are unrestricted at closing, an additional 35% become unrestricted each month for next 2 months.
- **Governance:** At closing, myYearbook CEO, Geoff Cook will serve as COO and President of the Consumer Internet Division and join the Company's Board of Directors. myYearbook will designate two additional Directors to the Quepasa Board.
- **Closing:** We expect the closing of the Merger to occur in the fourth quarter of 2011. However, the Merger is subject to Quepasa and myYearbook shareholder approval and the satisfaction or waiver of other conditions as described in the Merger Agreement, and it is possible that factors outside the control of Quepasa could result in the Merger being completed at a later time or not at all.

Conclusion

QUEPASA play, flirt and win! + myYearbook Friends. Flirts. Fun.

70 MM+	$33.6 MM	2.4 B
Global Web Users	TTM Revenues	Monthly Page Views

- Merger brings together two complementary businesses with **incredible synergies of markets and technologies**
- Combined metrics position us as **under-valued relative to other market comps**
- Creates a **platform for growth with global potential, social discovery differentiation, great economies of scale** – high margin, high growth

Executive Summary

QUEPASA

- Transaction Overview
- **myYearbook At-A-Glance**

Strong Financial Performance

QUEPASA

2006-2010 Revenue


25,000
20,000
15,000
10,000
5,000
2006
2007
2008
2009
2010

2006-2010 EBITDA


5,000
4,000
3,000
2,000
1,000
(1,000)
(2,000)
(3,000)
2006
2007
2008
2009
2010

Leader in Retention

34% DAU/MAU

% of monthly users who log in every day

Leader in Monetization

$1 ARPU

Average revenue per user per month

Mobile First

Accelerating Mobile Growth


Mobile DAU
Over
ONE BILLION
mobile ads
per month!
7/2011
5/2011

A Leader in Social Apps


Social
Top paid
Top free
Just in
Foursquare
foursquare
FREE
Meet New People - I
myYearbook.com
Installed
Seesmic (Facebook, Twi
Seesmic
FREE
LinkedIn
LinkedIn
FREE
Bump
Bump Technologies, Inc
#9 Free
Social App

1 Android Top Free Social Rankings as of July 11, 2011

What is myYearbook?

QUEPASA

How is myYearbook Different From Facebook?


74%
Why Do You Use myYearbook?
55%
41%
Meet People
Flirting
Play Games
78%
Why Do You Use Facebook?
33%
29%
Friends I Know
Share Photos
Play Games

Gender


48%
MALE
52%
FEMALE

Age


15.3%
25-34
19%
35+
35.3%
18-24
30.3%
13-17

Platform for Synchronous Games


New for 2011
#1 Live Gaming Platform!
A synchronous gaming platform to meet new people!
WHO you play is as important as WHAT you play!
Next >>
Choose a Game...
Next >>
Gaming Partners Include...
OMGPOP
lexulous
viximo
COME2PLAY
Did You Know?
The average player in Live spends 17 minutes per session.
Live Games are a top sink of virtual currency on myYearbook.

Expanding Vision to Mobile

QUEPASA

Synchronous Gaming Engine

FLOCK
Multiplayer Engine

- Recent acquisition of Flock Multiplayer Engine paves the way for suite of synchronous multiplayer games on mobile
- Meet people in synchronous games from anywhere!
- Building mobile social layer for meeting new people to apply to 11.5mm Android game installs as proof of concept
- Goal: Drive engagement in games and drive new users to myYearbook

Acquired Games

Tic Tac Toe

3.7 million installs[1]

Toss It

5.8 million installs[1]

Line of 4

653,000 installs[1]

MINESWEEPER

1.3 million installs[1]

1 As of June 30, 2011

Strong Revenue Organization

QUEPASA

- 23 person advertising team covers major brand agencies, direct response, CPA, network, and mobile directly from our New York office
- Teen and young adult demographic attracts major advertisers seeking high-impact ad units, share of voice, and brand engagement
- Virtual currency delivers tremendous engagement with 20% of users each month completing an average of 8 branded actions a month for virtual currency
- Deep network architecture optimizes across 3 ad exchanges and over 100 networks
- Social Theater, a cross-platform monetization product, leverages virtual currency to drive targeted brand actions on social games inside of Facebook. Attracting major advertisers
- 696% increase in mobile advertising impressions in the last 8 months to over 1 billion mobile ad impressions in June 2011
- Dedicated Mobile and Social Theater team now selling fast-growing products

myYearbook Highlights

- #1 Site for Teens[1]
- One of the most trafficked web sites in the US[2]
- Exceptional Revenue Growth - up 53% in 2010[3]
- Robust product pipeline focused on continued growth in mobile, social gaming, and virtual goods
- Strong financial performance: Revenue run-rate of $30mm and profitable
- Fast-growing mobile applications – mobile now 40% of total myYearbook logins and 11.5mm mobile game installs[4]

1 #1 Web Site in comScore Teens category by Minutes, Visits, and Page Views (June 2011)
2 #33 in Page Views of US Web Domains (comScore, June 2011)
3 53% Revenue growth ($23.7mm in 2010 vs. $15.4mm in 2009). 315% EBITDA growth ($4.9mm in 2010 vs. $1.6mm in 2009). EBITDA is a non-GAAP measure
4 Mobile share of daily users increased from 2% of users in January 2010 to 40% of users in June, 2011. 11.5mm mobile game installs